Exhibit 99.1

FOR IMMEDIATE RELEASE	Bel Fuse Inc. 300 Executive Drive Suite 300 West Orange, NJ 07052 www.belfuse.com tel 201.432.0463

Bel Announces Expected Impairment Charge Related
to Innolectric Investment

WEST ORANGE, NJ, Wednesday, December 3, 2025 -- Bel Fuse Inc. (Nasdaq: BELFA and BELFB) (“Bel” or “the Company”), a leading global manufacturer of products that power, protect and connect electronic circuits, today announced an anticipated impairment charge related to its noncontrolling minority investment in innolectric AG (“Innolectric”), a Germany-based e-Mobility technology company.

As previously disclosed, Bel acquired a noncontrolling one-third (1/3) minority stake in Innolectric in February 2023, as a rising leader in the eMobility market driven by its innovative power products, strong intellectual property portfolio, and talented engineering team. Despite these strengths, factors including the exit of certain companies from the market, the softening of government incentives, and persistent weakness in the global electric vehicle (EV) sector have delayed high-volume sales and resulted in continued operating losses for Innolectric over the past two years. With challenges expected to persist heading into 2026 for Innolectric, Bel was informed by Innolectric’s controlling majority owner that it would be unable to provide its pro-rata share of future funding. Bel also lacked interest in acquiring the remaining stake in Innolectric from the controlling majority owner. Subsequently, Bel was advised that on November 26, 2025, insolvency proceedings were initiated pursuant to an application submitted within the German legal system with respect to Innolectric.

As Innolectric’s insolvency process unfolds, Bel expects to record a pre-tax impairment charge of up to approximately $14 million in the fourth quarter of 2025, based on currently available information and estimates and reflecting the full potential loss associated with the investment, including the outstanding balance of notes receivable representing incremental loans previously extended by Bel to Innolectric to fund working capital needs and business development. The final amount of the impairment charge will be determined as Innolectric’s insolvency process progresses and Bel’s analysis is completed. Bel recorded losses related to its noncontrolling minority interest in Innolectric of $0.4 million during the nine months ended September 30, 2025, and $0.6 million during the year ended December 31, 2024. Following the anticipated write-down, the Company expects Innolectric’s insolvency process and Bel’s potential exit from this investment may reduce future cash outlays previously used to fund Innolectric’s operations.

While Bel considered the possibility of acquiring the remaining two-thirds (2/3) stake in Innolectric from the controlling majority owner, Bel ultimately determined not to invest further capital in Innolectric at this time, after careful consideration of pertinent factors and circumstances, including the current softness in the eMobility market, anticipated effort and time to achieve breakeven status, potential risk exposure and Bel’s other capital allocation priorities.

About Bel

Bel (www.belfuse.com) designs, manufactures and markets a broad array of products that power, protect and connect electronic circuits. These products are primarily used in the defense, commercial aerospace, networking, telecommunications, computing, general industrial, high-speed data transmission, transportation and eMobility industries. Bel's portfolio of products also finds application in the automotive, medical, broadcasting and consumer electronics markets. Bel's product groups include Power Solutions and Protection (front-end, board-mount and industrial power products, module products and circuit protection), Connectivity Solutions (expanded beam fiber optic, copper-based, RF and RJ connectors and cable assemblies), and Magnetic Solutions (integrated connector modules, power transformers, power inductors and discrete components). The Company operates facilities around the world.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements, including statements relating to possible and anticipated future events surrounding, and the corresponding treatment of, Bel’s Innolectric investment and the related notes receivable; Innolectric’s insolvency proceeding and the progress and resolution thereof; the anticipated impairment charge relating to Bel’s Innolectric investment and associated notes receivable, the estimated amount of the impairment charge, and expected effects and projections about corresponding impacts on the Company’s financial statements, performance and future operating results and expenditures; and statements about the Company’s future plans, focuses and priorities. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “predict,” “should,” “will,” “expect,” “project,” “forecast,” “goal,” “outlook,” “target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are made as of the date of this press release and are based on current expectations,  estimates, forecasts and projections as well as the beliefs and assumptions of the Company and certain analyses made in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors that the Company believes are appropriate in the circumstances.

Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions many of which involve factors or circumstances that are beyond Bel’s control. Bel’s actual results could differ materially from those stated or implied in our forward-looking statements (including without limitation any of Bel’s projections). Factors that may cause or contribute to actual results, levels of activity, performance, or achievements being materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include the risks discussed in Bel’s filings with the Securities and Exchange Commission and the following: risks associated with Bel’s Innolectric investment and Innolectric’s insolvency proceeding, and the potential full loss of Bel’s Innolectric investment and related notes receivable; difficulties associated with accurately anticipating the future effects that current events may have on the Innolectric investment, including challenges associated with accurately estimating the impairment charge associated with the investment and associated notes receivable, and the possibility that the Company’s current estimate of the impairment charge may be incorrect or lesser than the amount of the final impairment charge as determined as Innolectric’s insolvency process progresses and Bel’s analysis is completed; difficulties associated with integrating previously acquired companies, including any unanticipated difficulties, or unexpected or higher than anticipated expenditures, relating to Bel's November 2024 acquisition of Enercon, and including, without limitation, the risk that Bel is unable to integrate the Enercon business successfully or difficulties that result in the failure to realize the expected benefits and synergies within the expected time period (if at all); the possibility that the Bel’s intended acquisition of the remaining 20% stake in Enercon is not completed in accordance with the shareholders agreement as contemplated for any reason, and any resulting disruptions to Bel’s business and its currently 80% owned Enercon subsidiary as a result thereof; trends in demand which can affect Bel's products and results, including that demand in Enercon’s end markets can be cyclical, impacting the demand for Enercon’s products, which could be materially adversely affected by reductions in defense spending; the market concerns facing Bel's customers, and risks for the Company’s business in the event of the loss of certain substantial customers; the continuing viability of sectors that rely on Bel's products; the effects of business and economic conditions, and challenges impacting the macroeconomic environment generally and/or Bel's industry in particular; the effects of rising input costs, and cost changes generally, including the potential impact of inflationary pressures; capacity and supply constraints or difficulties, including supply chain constraints or other challenges; the impact of public health crises; difficulties associated with the availability of labor, and the risks of any labor unrest or labor shortages; risks associated with Bel's international operations, including Bel's substantial manufacturing operations in China, and following Bel’s November 2024 acquisition of Enercon , risks associated with operations in Israel, which may be adversely affected by political or economic instability, major hostilities or acts of terrorism in the region; risks associated with restructuring programs or other strategic initiatives, including any difficulties in implementation or realization of the expected benefits or cost savings; product development, commercialization or technological difficulties; the regulatory and trade environment including the potential effects of the imposition or modification of new or increased tariffs either by the U.S. government on foreign imports or by a foreign government on U.S. exports related to the countries in which Bel transacts business and trade restrictions that may impact Bel, its customers and/or its suppliers, and risks associated with the evolving trade environment, trade restrictions, and changes in trade agreements, and general uncertainty about future changes in trade and tariff policy and the associated impacts of those changes; risks associated with fluctuations in foreign currency exchange rates and interest rates; uncertainties associated with legal proceedings; the market's acceptance of the Company's new products and competitive responses to those new products; the impact of changes to U.S. and applicable foreign legal and regulatory requirements, including tax laws; and the risks detailed in Bel’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in subsequent reports filed by Bel with the Securities and Exchange Commission, as well as other documents that may be filed by Bel from time to time with the Securities and Exchange Commission. In light of the risks and uncertainties impacting Bel’s business, there can be no assurance that any forward-looking statement will in fact prove to be correct. Past performance is not necessarily indicative of future results. The forward-looking statements included in this communication represent Bel’s views as of the date of this communication. Bel anticipates that subsequent events and developments will cause its views to change. Bel undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. These forward-looking statements should not be relied upon as representing Bel’s views as of any date subsequent to the date of this communication.

Company Contact:

Lynn Hutkin

Chief Financial Officer

ir@belf.com

Investor Contact:

Three Part Advisors

Jean Marie Young, Managing Director or Steven Hooser, Partner
631-418-4339

jyoung@threepa.com; shooser@threepa.com